SUBSCRIPTION DOCUMENTS

Best Efforts Private Offering of Common Stock (“Common Stock”)
and Common Stock Purchase Warrants:
of
AGFEED INDUSTRIES, INC.
(a Nevada corporation)

Offering: Up to $8,250,000 of Common Stock - 2,750,000 Shares
Minimum Subscription: $24,000 - 8,000 Shares Of Common Stock

3 Year Warrants for shares of Common Stock: Number of Warrant Shares equal to 8% of Common Stock purchased. Initial Exercise Price $5.00 per share

PLEASE READ CAREFULLY BEFORE SIGNING APPLICABLE SIGNATURE PAGE

ALL SUBSCRIPTIONS ARE SUBJECT TO ACCEPTANCE BY AGFEED INDUSTRIES, INC. (THE “COMPANY”). ALL INFORMATION REQUIRED TO BE PROVIDED HEREIN BY SUBSCRIBERS FOR DETERMINING INVESTOR QUALIFICATION WILL BE KEPT STRICTLY CONFIDENTIAL. HOWEVER, THE COMPANY MAY PRESENT THE INFORMATION TO SUCH PARTIES AS IT DEEMS APPROPRIATE IN ORDER TO ASSURE ITSELF THAT THE OFFER AND SALE OF THE SHARES WILL NOT RESULT IN A VIOLATION OF THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR A VIOLATION OF THE SECURITIES LAWS OF ANY STATE.

THE SHARES OF COMMON STOCK (“SHARES”) AND THE WARRANTS ATTACHED THERETO ARE BEING OFFERED PURSUANT TO A PRIVATE PLACEMENT IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THE REGULATIONS THEREUNDER AFFORDED BY SECTION 4 (2) OF THE SECURITIES ACT AND RULE 506 OF REGULATION D THEREUNDER, TO A LIMITED NUMBER OF ACCREDITED INVESTORS WITHIN THE MEANING OF REGULATION D.

THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS AND DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Dated: February 15, 2007

INSTRUCTIONS TO SUBSCRIBERS:

The attached Subscription Agreement relates to an offer to subscribe for a minimum of 8,000 Shares at $3.00 per share. The subscriber shall receive a Warrant to purchase shares of common stock of the Company (“Common Stock”) at an initial Exercise Price equal to $5.00 per share. The number of Warrant Shares will be equal to equal to 8% of the Common Stock purchased. (By way of example only, if a Subscriber purchases 10,000 shares, the number of Warrant Shares shall equal 800)

In order to subscribe for any Shares, please complete the Subscription Documents and return them along with your payment in accordance with the following instructions:

I. SUBSCRIPTION AGREEMENT.

Complete the Subscription Agreement including checking the appropriate sections, as required. Affix your signature with all applicable information, including, without limitation, your address, fax number (if any), and social security number or taxpayer identification number on the appropriate signature page.

II. PAYMENT

Return the Subscription Agreement and related documents with a certified check or bank draft in an amount equal to the number of shares you wish to subscribe for at $3.00 per Share. Checks should be made payable to Continental Stock Transfer & Trust Company A/A/F AgFeed Escrow, as Escrow Agent.

Wire Transfers of funds should be sent to JP Morgan Chase NY, ABA# 021000021, A/C Continental Stock Transfer & Trust Company A/A/F AgFeed Escrow, A/C No: 530- 065037, Ref: AgFeed Escrow.

III. SUBMISSION OF DOCUMENTS
Please return:
(a) the original executed Subscription Agreement,
(b) a completed Internal Revenue Service Form W-9,
(c) your certified check or bank draft in the appropriate amount, payable to Continental Stock Transfer & Trust Company A/A/F AgFeed Escrow, as Escrow Agent (unless the Company has approved a wire transfer), to:

AgFeed Industries, Inc.
c/o Beckman, Lieberman and Barandes LLP
attn: Robert Barandes, Esq.
Suite 1313, 116 John Street
New York, NY 10038
Tel: 212-608-3500
Facsimile: 212-608-9687
Email: rbarandes@blbllp.com

SUBSCRIPTION AGREEMENT

Private Offering of Common Stock
and Common Stock Purchase Warrants
of AGFEED INDUSTRIES, INC.

Subscriber:   Amount of Subscription $ _____________
         (the “Purchase Price”)

____________________________________
Number of SharesDate
(Purchase Price/3)

AgFeed Industries, Inc.
1095 Qing Lan Avenue
Economic and Technical Development Zone
Nan Chang City, Jiangxi Province
China 330013
Attn: Attn: Mr. Junhong Xiong, CEO

Gentlemen:

1.	SUBSCRIPTION

a.
The shares (“Shares”) of Common Stock of AgFeed Industries, Inc., a Nevada corporation (the “Company”), par value $0.001 per share (“Common Stock”), are being subscribed for by the undersigned in connection with an offering by the Company of up to $8,250,000 in Common Stock, and warrants (“Warrants”) to purchase shares of common stock of the Company (the “Warrant Shares”) equal to 8% of the total shares of Common Stock purchased. The minimum investment is $24,000 (8,000 Shares) unless otherwise determined in the sole discretion of the Company. The undersigned understands that the initial Exercise Price for the Warrant Shares is $5.00 per share.

b.
The undersigned (sometimes referred to herein as “Subscriber”), intending to be legally bound, irrevocably subscribes for and agrees to purchase the Shares indicated above and an attached Warrant to purchase the Warrant Shares in the aggregate amount indicated above (the “Purchase Price”), on the terms and conditions described herein. The undersigned herewith delivers to the Company the Purchase Price required to purchase the Shares subscribed for hereunder by delivery to the Company of a check or certified funds payable to the Escrow Agent for the Company in the amount of the Purchase Price.

2.	ACCREDITED INVESTOR REPRESENTATIONS

a.
In order to insure that the Shares are sold pursuant to appropriate exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with Rule 506 of Regulation D promulgated thereunder, the undersigned represents and warrants that the undersigned is an accredited investor described within one of the following categories:

PLEASE CHECK THE BOX NEXT TO DEFINITION THAT APPLIES
_____________________________________________________________________________

’	i.
A bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Securities Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

’	ii.	A private business development company as defined in section 202(a)22 of the Investment Advisers Act of 1940;

’	iii.
An organization described in section 501(c)3 of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

’  iv. A director, executive officer, or general partner of the Company;

’	v.	A natural person whose individual net worth, or joint net worth with that person's spouse, which, at the time of the purchase exceeds $1,000,000;

’	vi.
A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

’	vii.
A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 505(b)(2)(ii) of Regulation D; or

’  viii. An entity in which all of the equity owners are accredited investors.

______________________________________________________________________________

b.
The undersigned certifies that this representation is true and correct and hereby agrees to notify the Company of any change which occurs in such information prior to the Company’s acceptance of this subscription.

3.
GENERAL REPRESENTATIONS AND WARRANTIES The undersigned hereby acknowledges, represents and warrants to and agrees with the Company, with full knowledge that the Company intends to rely hereon as follows:

a.
The undersigned is acquiring the Shares and the Warrants for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Shares, or the Warrants, or the Warrant Shares and no other person has a direct or indirect beneficial interest in such Warrants, Shares or Warrant Shares;

b.	The undersigned acknowledges its understanding that:

i.
The Shares, Warrants and Warrant Shares are being offered and sold without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, in reliance upon the exemptions from the registration provisions of the Securities Act and the regulations thereunder afforded by Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder (“Regulation D”), but that the Company does not waive other exemptions under the Securities Act or under the laws of any State which may be available to it, and, in furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of the investment by the undersigned in the Shares and Warrants, has adequate means for providing for the undersigned’s current needs and contingencies and has no need for liquidity with respect to the undersigned’s investment in the Shares and Warrants.

ii.
Neither the Shares, the Warrants nor the Warrant Shares have been registered under the Securities Act on the basis that the issuance thereof is exempt under on or more the following exemptions: Sections 4(2) or 3(b) of the Securities Act; under the Rules and Regulations promulgated under the Securities Act; as a transaction by an issuer not involving any public offering; or under Regulation D promulgated under the Securities Act, and the Company’s reliance on one or more of such exemptions is predicated in part on the undersigned’s representations and warranties set forth in this Subscription Agreement. Neither the Shares, the Warrants nor the Warrant Shares have been registered under the laws of any State (“State Laws”) in reliance on specific exemptions from registration thereunder, and no securities administrator of any State or the Federal Government has made any finding or determination relating to the fairness of the Offering and no securities administrator of any State or the Federal Government has recommended or endorsed the Offering.

c.
If an individual, the undersigned is at least 21 years of age, and a bona fide resident of the state set forth on the signature page hereof, the address set forth is my true and correct residence address; and I am legally empowered to enter into binding contracts pursuant to the laws of such state.

d.
If a corporation, limited liability company, partnership, trust, qualified plan or other entity, the undersigned is authorized and qualified to become a holder of Shares and Warrants, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so and has not been formed for the sole purpose of acquiring the Shares and the Warrants.

e.
Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to issuance to the undersigned of Shares and Warrants, the undersigned will immediately furnish such revised or corrected information to the Company.

f.	The undersigned acknowledges that the undersigned has not purchased the Shares Warrants and rights to the Warrant Shares as a result of any general solicitation or general advertising;

g.
The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth, and the undersigned’s prospective investment in the Company will not cause such overall commitment to become excessive, and

h.
The undersigned acknowledges that nothing contained herein should be construed as tax advice to him; and represents and warrants that he has secured independent tax advice related to his purchase of the Shares, Warrants and the Warrant Shares; that that he has consulted his own attorney, business adviser and tax adviser as to the legal, business, tax and related matters pertaining to the investment; that the Shares and Warrants are speculative investments which involve a high degree of risk, including, without limitation, the risk of loss of the entire investment; and that no governmental agency has made any finding or determination as to the fairness of the investment, nor any recommendation or endorsement of the Shares, Warrants or Warrant Shares.

i.	The undersigned further represents and warrants that the undersigned:

i.
has been furnished with, has carefully read and understands this Subscription Agreement, the form of Warrant (the “Warrant”), and the Registration Rights Agreement (“Registration Rights Agreement”) and has relied solely on the information included therein;

ii.
has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Offering, and has been given the opportunity to obtain such additional information necessary for the undersigned to evaluate the merits and risks of investment in the Shares and the Warrants to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense and such information has not been furnished with any other offering literature except as referred to herein;

iii.	has not relied on any oral representation, warranty or information in connection with the Offering of the Company, or any officer, employee, agent, representative or affiliate of the Company;

iv.
has determined the Shares and the Warrants are a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned’s entire investment therein; and

v.	has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Shares and the Warrants.

j.	The foregoing acknowledgments, representations, warranties and agreements shall survive the closing at which the Shares and Warrants are issued.

4.	SUBSCRIPTION IRREVOCABLE BY SUBSCRIBER BUT SUBJECT TO ACCEPTANCE OR REJECTION BY THE COMPANY

a.	This Agreement is not, and shall not be, revocable by me. I intend to be legally bound by this Agreement.

b.	The Company, in its sole discretion, has the right to accept or reject this subscription, in whole or in part, for any reason whatsoever.

5.
CLOSING. Closings of the sale of Shares and Warrants in the Offering shall take place from time to time as and when the Company accepts subscriptions therefor (each, a “Closing”). At each Closing, the Company shall issue certificates representing the Shares and Warrants to each investor whose subscription therefor has been accepted by the Company prior to the date of such Closing, but has not yet received Shares and Warrants, in consideration of delivery by such subscribers of the Purchase Price. Until a minimum of $3,000,000 of the Offering has been subscribed, funds received from subscribers will be held in escrow. If the minimum amount of the Offering is not completed by February 28, 2007, as such date may be extended by AgFeed, without notice, by up to 30 days, all subscriptions will be returned to the subscribers, without interest. Where no less than the minimum has been subscribed by that date, the Company may further extend the Offering for an additional 30 days, without notice.

6.
AGREEMENT TO INDEMNIFY AND HOLD HARMLESS. The undersigned agrees to indemnify and hold harmless the Company, its affiliates and their respective directors, officers, employees, agents, members, controlling persons and representatives (the Company and each such person, an “Indemnified Party,” and collectively, the “Indemnified Parties”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which any such Indemnified Parties may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with the Offering and the transactions contemplated thereby.

7.
GOVERNING LAW, ETC. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York applicable to agreements made and to be performed wholly within such State, without giving effect to conflicts of law principles. All captions and section headings are for convenience only. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person or persons or entity or entities may require. This Agreement is not transferable or assignable by the Subscriber. If the Subscriber is more than one person, the obligations of the Subscriber shall be joint and several and the representations, warranties and agreements herein contained shall be deemed to be made by and be binding upon each such person and each such person’s heirs, executors, administrators and successors and assigns.

BALANCE OF PAGE INTENTIONNALLY LEFT BLANK

INDIVIDUAL SUBSCRIPTION SIGNATURE PAGE
Private Offering Common Stock
and Common Stock Purchase Warrants
of AGFEED INDUSTRIES, INC.
(a Nevada Corporation)

The undersigned, desiring to purchase Common Stock (“Common Stock”) and Common Stock Purchase Warrants of AgFeed Industries, Inc., a Nevada corporation (the “Company”), hereby agrees to all the terms of the Subscription Agreement to which this Signature Page was attached and, upon acceptance of the Subscription Agreement by the Company, agrees to be bound by the terms and provisions thereof, and the Warrant and Registration Rights Agreement issued in connection with the Offering. This Subscription Signature Page shall be deemed and may be attached as the signature page for the undersigned to the Warrant and Registration Rights Agreement issued in accordance herewith.

By executing this Subscription Signature Page, the undersigned hereby

A.	executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement, the Warrant and the Registration Rights Agreement and

B.
subscribes for ____________ Shares of Common Stock, and Warrants to purchase the number of shares of Common Stock for each share of Common Stock purchased determined by the Company in accordance with the terms of the Subscription Agreement, at $3.00 per Share of Common Stock (minimum purchase, 8,000 Shares).

Printed Name & Residence Address (Note: Business Address will NOT be accepted.)
Name_________________________________ Street_________________________________ City_____________ State____ Zip _________	Phone ( )_________________ Fax ( )________________ E-Mail_________________________
Signature ___________________________ Social Security Number____________________	Date:
Subscription accepted as of

 , 2007
AgFeed Industries, Inc.

By:______________________
Authorized Signatory

ENTITY SUBSCRIPTION PAGE

Private Offering of Common Stock
and Common Stock Purchase Warrants
of AGFEED INDUSTRIES, INC.
(a Nevada corporation)

The undersigned, desiring to purchase Common Stock and Common Stock Purchase Warrants of AgFeed Industries, Inc., a Nevada corporation (the “Company”), hereby agrees to all the terms of the Subscription Agreement to which this Signature Page was attached and, upon acceptance of the Subscription Agreement by the Company, agrees to be bound by the terms and provisions thereof, and the Warrant and Registration Rights Agreement issued in connection with the Offering. This Subscription Signature Page shall be deemed and may be attached as the signature page for the undersigned to the Warrant and Registration Rights Agreement issued in accordance herewith.

By executing this Subscription Agreement Page, the undersigned hereby:

a.	executes, adopts and agrees to all terms, conditions and representations of this Subscription Agreement, the Warrant and the Registration Rights Agreement and

b.
subscribes for ____________ Shares of Common Stock, and Warrants to purchase the number of shares of Common Stock determined by the Company in accordance with the terms of the Subscription Agreement for each share of Common Stock purchased, at $3.00 per Share of Common Stock (minimum purchase, 8,000 Shares).

Printed Name & Address of Principal Place of Business Name ________________________ Street _________________________ City _________________________ State_____ Zip ________	State of Organization (if different from of Principal Place of Business: Phone ( _____________ ) E-mail __________________

FORM OF OWNERSHIP — Check type of Subscriber.

_________ TRUST (Please include name of trust, name of trustee, date trust was formed and copy of the trust agreement).

_________ PARTNERSHIP (Please include copy of the Partnership agreement authorizing signature).

__________ CORPORATION (Please include certified corporate resolution(s) authorizing signature and purchase of Shares).

__________ OTHER (Please specify and include copy of document authorizing signature).

The undersigned trustee, partner or officer warrants that he has full power and authority from all beneficiaries, partners or shareholders of the entity named above to execute this Subscription Agreement Signature Page on behalf of such entity and that investment is not prohibited by the governing documents of such entity.

Dated: ___________________ Subscription accepted as of ______________, 2007
_________________________________
(Name of Entity)

By: _______________________________
(Trustee, partner or authorized corporate officer)

___________________________________
Taxpayer Identification Number

AgFeed Industries, Inc.

By: __________________________
Authorized Signatory

TERM SHEET
February 15, 2007
Best Efforts
Private Placement
By

AgFeed Industries, Inc.
(US Stock symbol: AGFI)
(“AgFeed” or “Company”)
of

UNITS
consisting of

Common Stock of AgFeed - $.001 per Share
and
Warrants to Purchase Common Stock (8% coverage - exercise price $5.00)

Total Number of Units Offered - 2,750,00
Cost of Each Unit - $3
Total Offering - $8,250,000
Minimum Amount to Close - $3,000,000
Minimum Investment $24,000 - 8,000 Units

Total Offering Price:	$8,250,000
Terms of the Offering:
The Units are being offered on a best efforts basis by AgFeed. Until a minimum of $3,000,000 of the Offering has been subscribed, funds received from subscribers will be held in escrow. If the minimum amount of the Offering is not completed by February 28, 2007, as such date may be extended by AgFeed without notice by up to 30 days, all subscriptions will be returned to the subscribers, without interest. Where no less than the minimum has been subscribed by that date, the Company may further extend the Offering for an additional 30 days, without notice.

Escrow:
Continental Stock Transfer & Trust Company shall act as Escrow Agent for the Offering. All funds raised shall be deposited and held in escrow as provided for in this term sheet at:

JP Morgan Chase NY
ABA# 021000021
A/C Continental Stock Transfer & Trust Company
A/A/F AgFeed Escrow
A/C No: 5 3 0 - 0 6 5 0 3 7
Ref: AgFeed Escrow

Description of Units:
General Description
Each Unit, being sold for $3, represents the purchase of (i) one share of Common Stock of AgFeed and (ii) a three (3) year Warrant to purchase Common Stock of AgFeed with an initial exercise price of $5.00 (8% coverage).

Registrations Rights
A registration statement covering the Shares and the shares underlying the Warrants, will be filed within 60 days of the final closing of sales pursuant to the Offering.

The Company warrants and agrees that no stock held by such persons known by Company to own five percent (5%) or more of the outstanding shares of the Company prior to the commencement of the Offering; nor any shares held by the officers and directors of the Company, all as disclosed in the publicly filed reports of the Company, will be included in such registration statement.

Minimum Purchase:	Eight Thousand Units - $24,000
Nature of Offering:
The Units are being offered pursuant to a private placement, in reliance upon the exemptions from the registration provisions of the Securities Act of 1933, as amended and the regulations thereunder afforded by Section 4 (2) of the Securities Act and rule 506 of Regulation D promulgated thereunder, to a limited number of Accredited Investors within the meaning of Regulation D. The sale of the Shares will be made in a private placement only to persons the Company reasonably believes are “accredited investors,” as defined in Rule 501(a) of Regulation D under the Securities Act. Generally, included within the category of an accredited investor is any person whose individual net worth, or joint net worth with that person’s spouse, exceeds $1,000,000, or who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000 in each of those years, and who has a reasonable expectation of reaching the same income level in the current year. Prospective investors that are not individuals must also meet specific criteria set forth in Rule 501 of Regulation D.

Investor Suitability:
An investment in the Units is suitable only for those persons and entities whose financial means will permit them to assume the risks of a speculative, illiquid, long-term investment. Each subscriber will be asked to represent that (a) the Units are being purchased for that subscriber’s own account for investment and not for the interest of any other person or entity not allowed by law; (b) the Units are not being purchased for the purpose of resale to others; and (c) the subscriber understands that his, her or its right to transfer the Common Stock represented by the Units is restricted by applicable securities laws, rules and regulations.

Subscription Procedure:
In order to insure that the Units are sold pursuant to appropriate exemption from registration under the Securities Act of 1933 as amended, and in accordance with Regulation D §506 promulgated thereunder, each purchaser will have to sign a Subscription Agreement, represent and warrant that they are an Accredited Investor, and deliver their Purchase Price with the delivery of that document.

Except as required by law, the Subscription Agreement will be irrevocable by the prospective investor and, unless the subscription is rejected or the Offering is withdrawn, the subscriber will become an investor in this Offering. Subscriptions may be rejected by the Company for failure to conform to the requirements of the Offering, insufficient documentation, over subscription of the Offering or any such other reason, whatsoever, as the Company, in its sole discretion, may determine.

The Company
The information in this Term Sheet is summary in nature and any prospective subscriber seeking additional information is referred to the periodic and other reports of the Company with the Securities and Exchange Commission and available for review at www.sec.gov.

General:
AgFeed Industries, Inc. (US stock symbol: AGFI, website: www.agfeedinc.com ) is a US company with its main business in China. AGFI is the first China based animal feed and nutritional product company publicly traded in the US. Through its three operating subsidiaries located in China, the profitable company is a leading manufacturer and marketer of animal feed products targeting China’s vast and fast growing markets ($34.5 billion in 2005). AGFI is the only China based animal feed company publicly traded in the US.

Market Cap	$98.4 million (January 30, 2007)
Shares Outstanding	(common stock only): 24,000,000
Management:	Ownership by management and affiliates - restricted: 19,200,000

AGFEED COMMON STOCK
Offering Price	$3 per share - with 8% Warrant coverage.
Common Stock being offered	2,750,000 shares of Common Stock are being offered at a purchase price of $3 per share for an aggregate of $8,250,000.
Status of AgFeed	AgFeed is a Nevada corporation. The Common Stock of the Company is listed on the OTC-Bulletin Board. Recent share price: $4.65 (February 15, 2007)
Purpose of Offering:
The Board of Directors of AgFeed has determined that it is in the best interest of the shareholders and the company that it secure funding for working capital and potential business acquisitions by the sale of shares and warrants.

Outstanding Shares: Common Stock	Authorized Capital - 75,000,000 shares of $.001 par value common stock. There are currently 24,000,000 shares of Common Stock outstanding.
Use of Proceeds
The net proceeds of the sale of the Units will be used for working capital, product development, investing in or acquiring other companies or assets, and general corporate purposes, and may be reallocated as management may determine in its sole discretion without the need for shareholder approval with respect to any such allocations, subject to the limitations imposed by AgFeed’s Articles of Incorporation.

CONTACT:	Robert Barandes, Esq. (Email: rbarandes@blbllp.com) Corporate Counsel AgFeed Industries, Inc. Beckman, Lieberman and Barandes LLP New York City Tel: 212-608-3500

Forward Looking Statements
All statements other than statements of historical fact included herein, including without limitation statements regarding the Company's financial position and projections of estimated revenue, business strategy, and the plans and objectives of the Company's management for future operations, are forward looking statements. When used in this term sheet, words such as "anticipate", "believes", "estimate", "expect", "should", "intend", "projects", "objective," and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company's management, as well as assumptions made by and information currently available to the Company's management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, business and economic conditions, ability to raise additional funds, competitive factors, pricing pressure, capacity and supply constraints and the ability of our sales force to achieve revenue growth. Such statements reflect the views of the Company with respect to future events and are subject to these and other risks, uncertainties, and assumptions relating to the operations, results of operations, growth strategy and liquidity of the Company. Investors are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.